SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report
(Date of earliest
event reported):	November 25, 2003

Midwest Express Holdings, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	1-13934	39-1828757
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

6744 South Howell Avenue, Oak Creek, Wisconsin 53154
(Address of principal executive offices, including zip code)

           (414) 570-4000
(Registrant’s telephone number, including area code)

Item 5.   Other Events.

Debt Transaction

        On November 25, 2003, Midwest Express Holdings, Inc., a Wisconsin corporation (the “Company”), sold convertible senior secured notes (the “Notes”), with certain subsidiaries of the Company as co-borrowers (the “Co-Borrowers”), to certain qualified institutional investors and accredited investors (collectively, the “Debt Investors”) in an aggregate principal amount of $10.0 million. The sale of the Notes was the second and final step in the sale of Notes contemplated by that certain Securities Purchase Agreement, dated as of September 29, 2003, by and among the Company, the Co-Borrowers and the Debt Investors. The first step in the sale of Notes was consummated on September 29, 2003, with the proceeds from the sale being delivered from escrow on October 21, 2003.

        The Notes are convertible into shares of the Company’s common stock, par value $.01 per share (the “Common Stock”), at an initial conversion price of $5.00 per share of Common Stock (subject to adjustment). Each share of Common Stock will be accompanied by four-ninths of a Preferred Share Purchase Right in accordance with the Rights Agreement, dated February 14, 1996, as amended, between the Company and American Stock Transfer & Trust Company (“Rights”). The Notes are secured by certain assets of the Company and the Co-Borrowers in accordance with a security agreement and by a mortgage granted by one of the Co-Borrowers in favor of the Debt Investors. Subject to the Company and the Co-Borrowers satisfying certain conditions, the Company and the Co-Borrowers have the right to redeem all or part of the Notes.

        The Company has also entered into a Registration Rights Agreement, dated as of September 29, 2003, with the Debt Investors, pursuant to which the Company agreed to register the resale of the shares of Common Stock issuable upon conversion of the Notes.

Equity Transaction

        Contemporaneously with the sale of the Notes, on November 25, 2003, the Company sold 1,882,353 shares of Common Stock to certain qualified institutional investors and accredited investors (collectively, the “Equity Investors”) at a price of $4.25 per share in a private placement for an aggregate purchase price of approximately $8,000,000. Each share of Common Stock was accompanied by a Right. The sale of the Common Stock was effected pursuant to that certain Securities Purchase Agreement, dated as of September 29, 2003, by and among the Company and the Equity Investors.

        The Company has also entered into a Registration Rights Agreement, dated as of September 29, 2003, with the Equity Investors, pursuant to which the Company agreed to register the resale of the shares of Common Stock that it sold to the Equity Investors.

Item 7.   Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits. The following exhibits are being filed herewith:

4.1	Securities Purchase Agreement, dated as of September 29, 2003, by and among Midwest Express Holdings, Inc., Midwest Airlines, Inc., Skyway Airlines, Inc., YX Properties, LLC and the investors named on the signature pages thereto (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed October 1, 2003).

4.2	Registration Rights Agreement, dated as of September 29, 2003, by and among Midwest Express Holdings, Inc. and the investors named on the signature pages thereto (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K filed October 1, 2003).

4.3	Form of Convertible Senior Secured Note (incorporated by reference to Exhibit 4.3 to the Company’s Current Report on Form 8-K filed October 1, 2003).

4.4	Securities Agreement, dated as of September 29, 2003, by and among Midwest Express Holdings, Inc. and the investors named on the signature pages thereto (incorporated by reference to Exhibit 4.4 to the Company’s Current Report on Form 8-K filed October 1, 2003).

4.5	Escrow Agreement, dated as of September 29, 2003, by and among Midwest Express Holdings, Inc., the investors named on the signature pages thereto and Robert W. Baird & Co. Incorporated, as Escrow Agent (incorporated by reference to Exhibit 4.5 to the Company’s Current Report on Form 8-K filed October 1, 2003).

4.6	Mortgage, dated as of September 29, 2003, granted by Skyway Airlines, Inc. (incorporated by reference to Exhibit 4.6 to the Company’s Current Report on Form 8-K filed October 1, 2003).

4.7	Securities Purchase Agreement, dated as of September 29, 2003, by and among Midwest Express Holdings, Inc. and the investors named on the signature pages thereto (incorporated by reference to Exhibit 4.7 to the Company’s Current Report on Form 8-K filed October 1, 2003).

4.8	Registration Rights Agreement, dated as of September 29, 2003, by and among Midwest Express Holdings, Inc. and the investors named on the signature pages thereto (incorporated by reference to Exhibit 4.8 to the Company’s Current Report on Form 8-K filed October 1, 2003).

99	Press Release dated November 26, 2003.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWEST EXPRESS HOLDINGS, INC.
Date: November 26, 2003	By: /s/ Dennis J. O'Reilly
Its: Treasurer

MIDWEST EXPRESS HOLDINGS, INC.

Exhibit Index to Current Report on Form 8-K

Exhibit
Number

4.1	Securities Purchase Agreement, dated as of September 29, 2003, by and among Midwest Express Holdings, Inc., Midwest Airlines, Inc., Skyway Airlines, Inc., YX Properties, LLC and the investors named on the signature pages thereto (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed October 1, 2003).

4.2	Registration Rights Agreement, dated as of September 29, 2003, by and among Midwest Express Holdings, Inc. and the investors named on the signature pages thereto (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K filed October 1, 2003).

4.3	Form of Convertible Senior Secured Note (incorporated by reference to Exhibit 4.3 to the Company’s Current Report on Form 8-K filed October 1, 2003).

4.4	Securities Agreement, dated as of September 29, 2003, by and among Midwest Express Holdings, Inc. and the investors named on the signature pages thereto (incorporated by reference to Exhibit 4.4 to the Company’s Current Report on Form 8-K filed October 1, 2003).

4.5	Escrow Agreement, dated as of September 29, 2003, by and among Midwest Express Holdings, Inc., the investors named on the signature pages thereto and Robert W. Baird & Co. Incorporated, as Escrow Agent (incorporated by reference to Exhibit 4.5 to the Company’s Current Report on Form 8-K filed October 1, 2003).

4.6	Mortgage, dated as of September 29, 2003, granted by Skyway Airlines, Inc. (incorporated by reference to Exhibit 4.6 to the Company’s Current Report on Form 8-K filed October 1, 2003).

4.7	Securities Purchase Agreement, dated as of September 29, 2003, by and among Midwest Express Holdings, Inc. and the investors named on the signature pages thereto (incorporated by reference to Exhibit 4.7 to the Company’s Current Report on Form 8-K filed October 1, 2003).

4.8	Registration Rights Agreement, dated as of September 29, 2003, by and among Midwest Express Holdings, Inc. and the investors named on the signature pages thereto (incorporated by reference to Exhibit 4.8 to the Company’s Current Report on Form 8-K filed October 1, 2003).

99	Press Release dated November 26, 2003.